                             PARTICIPATION AGREEMENT

                                      AMONG

                              RYDEX VARIABLE TRUST,

                            RYDEX DISTRIBUTORS, INC.

                                       AND

                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                                   DATED AS OF

                                FEBRUARY 12, 2001

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I.          Purchase of Trust Shares...................................4

ARTICLE II.         Representations and Warranties.............................6

ARTICLE III.        Prospectuses, Reports to Shareholders and Proxy

         THIS  AGREEMENT,  made and entered into as of the 12th day of February,
2001 by and among  SECURITY  BENEFIT LIFE  INSURANCE  COMPANY  (hereinafter  the
"Company"),  a Kansas  Corporation,  on its own  behalf  and on  behalf  of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter  referred to as the "Account"),
RYDEX VARIABLE TRUST  (hereinafter the "Trust"),  a Delaware business trust, and
RYDEX   DISTRIBUTORS,   INC.   (hereinafter  the   "Underwriter"),   a  Maryland
corporation.

         WHEREAS,  the Trust  engages  in  business  as an  open-end  management investment  company and is  available to act as (i) the  investment  vehicle for separate  accounts  established by insurance  companies for individual and group life insurance policies and individual and group annuity contracts with variable accumulation  and/or pay-out  provisions  (hereinafter  referred to individually and/or  collectively as "Variable  Insurance  Products") and (ii) the investment
vehicle  for  certain  qualified  pension  and  retirement  plans   (hereinafter
"Qualified Plans"); and

         WHEREAS,  insurance  companies  desiring  to  utilize  the  Trust as an
investment   vehicle  under  their  Variable   Insurance   Products  enter  into
participation  agreements with the Trust and the Underwriter (the "Participating
Insurance Companies");

         WHEREAS,  beneficial  interests  in the Trust are divided  into several series of interests or shares,  each  representing  the interest in a particular managed  portfolio of securities and other assets,  any one or more of which may be made  available  under this  Agreement  as evidenced by Schedule A, as may be amended from time to time by mutual  agreement of the parties  hereto (each such series is hereinafter referred to as a "Fund"); and

         WHEREAS,  the Trust  has  obtained  an order  from the  Securities  and
Exchange  Commission,  dated  February 25, 1999 (File No.  812-11344),  granting
Participating  Insurance  Companies  and  Variable  Insurance  Product  separate accounts  exemptions  from the provisions of Sections 9(a),  13(a),  15(a),  and
15(b) of the Investment  Company Act of 1940, as amended  (hereinafter the "1940
Act"),  and Rules  6e-2(b)(15)  and  6e-3(T)(b)(15)  thereunder,  to the  extent necessary  to  permit  shares  of a Fund  to be sold  to and  held  by  Variable
Insurance  Product separate  accounts of both affiliated and  unaffiliated  life insurance  companies  and  Qualified  Plans  (hereinafter  the  "Shared  Funding
Exemptive Order"); and

         WHEREAS,  the Trust is registered as an open-end management  investment company under the 1940 Act and its shares are  registered  under the  Securities
Act of 1933, as amended (hereinafter the "1933 Act"); and

         WHEREAS,  the  Underwriter is registered as a  broker/dealer  under the
Securities  Exchange Act of 1934, as amended  (hereinafter the "1934 Act"), is a member in good standing of the National Association of Securities Dealers,  Inc.
(hereinafter  "NASD") and serves as principal  underwriter  of the shares of the
Trust; and

         WHEREAS,  the Company has registered or will register  certain Variable
Insurance Products under the 1933 Act; and

         WHEREAS, each Account is a duly organized,  validly existing segregated asset  account,  established  by resolution  or under  authority of the Board of
Directors  of the  Company,  on the date shown for such  Account  on  Schedule A hereto,  to set aside  and  invest  assets  attributable  to the  aforementioned
Variable Insurance Products; and

         WHEREAS,  the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

         WHEREAS,  to the extent  permitted  by  applicable  insurance  laws and regulations,  the Company  intends to purchase  shares in the Funds on behalf of each Account to fund certain of the  aforementioned  Variable Insurance Products and the  Underwriter  is  authorized to sell such shares to each such Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust and Underwriter each agree as follows:

                       ARTICLE I. PURCHASE OF TRUST SHARES

         1.1.  The Trust  agrees to make  available  for purchase by the Company shares of the Trust and shall execute  orders placed for each Account on a daily basis at the net asset  value next  computed  after  receipt by the Trust or its designee of such order.  For purposes of this Section 1.1, the Company  shall be the  designee  of the Trust for  receipt of such  orders  from each  Account and receipt by such designee shall  constitute  receipt by the Trust;  provided that the Company uses its best efforts to deliver the order to the Trust by 9:00 a.m.
Eastern time on the next following  Business Day, and provided  further that the final order is  received by the Trust not later than 9:30 a.m. on such  Business
Day.  "Business  Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust  calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

         1.2. The Trust, so long as this Agreement is in effect,  agrees to make its shares available indefinitely for purchase at the applicable net asset value per  share by the  Company  and its  Accounts  on those  days on which the Trust calculates  its net asset value pursuant to rules of the Securities and Exchange
Commission and the Trust shall use it's best efforts to calculate such net asset value on each  day  which  the New  York  Stock  Exchange  is open for  trading.
Notwithstanding  the foregoing,  the Board of Trustees of the Trust (hereinafter the  "Board")  may refuse to permit the Trust to sell  shares of any Fund to any person,  or  suspend or  terminate  the  offering  of shares of any Fund if such action is required by law or by regulatory  authorities  having  jurisdiction or is, in the sole  discretion  of the Board  acting in good  faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund.

         1.3.  The Trust  agrees  that  shares of the Trust will be sold only to
Participating  Insurance  Companies and their  separate  accounts and to certain
Qualified Plans all in accordance  with the requirement of Section  817(h)(1) of the Internal Revenue Code of 1986, as amended  ("Code") and Treasury  regulation
1.817-5(f). No shares of any Fund will be sold to the general public.

         1.4. The Trust will not make its shares  available  for purchase by any insurance company or separate account unless an agreement containing  provisions substantially  the same as in Section  1.3 of Article I,  Section 2.4 of Article
II, Section 3.5 of Article III,  Article VI and Article VII of this Agreement is in effect to govern such sales.

         1.5. The Trust agrees to redeem for cash, on the Company's request, any full or  fractional  shares  of a  Trust  held by the  Company,  executing  such requests on a daily basis at the net asset value next computed  after receipt by the Trust or its  designee  of the  request  for  redemption.  Subject to and in accordance with applicable  laws, and subject to written consent of the Company, the Trust may redeem  shares for assets  other than cash.  For  purposes of this
Section  1.5,  the  Company  shall be the  designee  of the Trust for receipt of requests for  redemption  from each Account and receipt by such  designee  shall constitute receipt by the Trust; provided that the Company uses its best efforts to  deliver  the  order  to the  Trust  by 9:00  a.m.  Eastern  time on the next following Business Day, and provided further that the final order is received by the Trust not later than 9:30 a.m. on such Business Day. Payment by the Trust of redemption proceeds shall be made to the Company in federal funds transmitted by wire by p.m.  Eastern time on the Business  Day that the Trust  receives  actual notice of an order to redeem,  provided  however,  that the Trust  reserves  the right to postpone the date of payment in accordance with the 1940 Act.

         1.6. The Company agrees that  purchases and  redemptions of Fund shares offered by the then current  prospectus of the Trust shall be made in accordance with the provisions of such prospectus, provided however, that the provisions of the then current Fund  prospectus  will not be deemed to alter any  provision of
Section 1.1 or 1.5. The Variable Insurance Products issued by the Company, under which amounts may be invested in the Trust  (hereinafter the  "Contracts"),  are listed on Schedule A attached hereto and  incorporated  herein by reference,  as such Schedule A may be amended from time to time by mutual written  agreement of all of the parties hereto.

         1.7. The Company shall pay for Trust shares on the Business Day that it receives  actual notice of a purchase  order.  Payment shall be in federal funds transmitted  by wire by 3 p.m.  Eastern.  For  purposes of Section 2.9 and 2.10, upon receipt by the Trust of the federal funds so wired,  such funds shall cease to be the  responsibility of the Company and shall become the  responsibility of the Trust.

         1.8.  Issuance and transfer of the Trust's shares will be by book entry only.  Stock  certificates  will not be issued to the  Company  or any  Account.
Shares ordered from the Trust will be recorded in an appropriate  title for each
Account or the appropriate subaccount of each Account.

         1.9. The Trust shall furnish same day notice (by electronic means, wire or telephone,  followed by written  confirmation)  to the Company,  by 6:30 p.m.
Eastern time, of any income,  dividends or capital gain distributions payable on
Fund shares.  The Company hereby elects to receive all such income dividends and capital  gain  distributions  as are  payable on the Fund  shares in  additional shares of that Fund. The Company  reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The
Trust  shall  notify the Company of the number of shares so issued as payment of such dividends and distributions.

         1.10.  The Trust shall make the net asset value per share for each Fund available to the Company on a daily basis as soon as reasonably  practical after the net asset value per share is  calculated  and shall use its best  efforts to make such net asset value per share available by 6:30 p.m.  Eastern time. If the
Trust  provides  the Company  with  materially  incorrect  share net asset value information,  the  Company on behalf of the  Account,  shall be  entitled  to an adjustment to the number of shares  purchased or redeemed to reflect the correct share net asset value.  Any material  error in the  calculation of the net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company.  In the event that any such material error is the result  of the  gross  negligence  of the  Trust,  or its  designated  agent for calculating  the net asset value,  any  administrative  or other costs or losses
incurred  for  correcting   underlying  Contract  owner  accounts  shall  be  at
Underwriter's expense.

                   ARTICLE II. REPRESENTATIONS AND WARRANTIES

         2.1. The Company represents and warrants that the Contracts are or will be registered  under the 1933 Act; that the Contracts will be issued and sold in compliance in all material  respects with all applicable  federal and state laws and that the sale of the  Contracts  shall comply in all material  respects with state insurance  suitability  requirements.  The Company further  represents and warrants  that it is an insurance  company duly  organized  and in good standing under  applicable  law and that it has  legally  and  validly  established  each
Account  prior to any  issuance or sale thereof as a  segregated  asset  account under Kansas state  insurance  laws and has registered or, prior to any issuance or sale of the Contracts,  will register each Account as a unit investment trust in  accordance  with the  provisions  of the  1940 Act to serve as a  segregated investment account for the Contracts.

         2.2. The Trust  represents and warrants that Trust shares sold pursuant to this Agreement  shall be registered  under the 1933 Act, duly  authorized for issuance  and sold in  compliance  with the laws of the State of Kansas  and all applicable  federal  and state  securities  laws and that the Trust is and shall remain  registered  under the 1940 Act.  The Trust shall amend the  registration statement  for its shares  under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous  offering of its shares. The Trust shall  register and qualify the shares for sale in  accordance  with the laws of the various states, to the extent required by applicable state law.

         2.3. The Trust,  on behalf of each Fund,  represents  and warrants that each  Fund is  currently  qualified  as a  Regulated  Investment  Company  under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"),  and that each Fund will  maintain  such  qualification  (under  Subchapter  M or any successor  or  similar  provision)  and that the Trust will  notify the  Company immediately  upon  having a  reasonable  basis for  believing  that any Fund has ceased to so qualify or that any Fund  might not so qualify in the  future.  The
Trust,  on behalf  of each  Fund,  represents  and  warrants  that each Fund has complied  and will  continue  to  comply  with  Section  817(h)  of the Code and
Treasury Regulation 1.817-5 (or any successor or similar provisions) relating to the  diversification  requirements  for  variable  annuity,  endowment,  or life insurance  contracts and that the Trust will notify the Company immediately upon having a reasonable basis for believing that any Fund has ceased to so comply or that any Fund might not so comply in the future.

         2.4.  The  Company  represents  and  warrants  that the  Contracts  are currently  treated  as life  insurance  policies  or  annuity  contracts,  under applicable  provisions of the Code and that it will maintain such  treatment and that it will notify the Trust  immediately  upon having a  reasonable  basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.5. The Trust represents that to the extent that it decides to finance distribution  expenses pursuant to Rule 12b-1 under the 1940 Act, it will have a board of trustees,  a majority of whom are not interested  persons of the Trust, formulate  and  approve  any  plan  under  Rule  12b-1 to  finance  distribution expenses.

         2.6. The Trust represents that the Trust's  investment  policies,  fees and expenses are and shall at all times  remain in  compliance  with the laws of the State of Kansas and the Trust  represents that their  respective  operations are and shall at all times  remain in material  compliance  with the laws of the
State of Kansas to the extent required to perform this Agreement.

         2.7. The Trust  represents  that it is lawfully  organized  and validly existing  under  the  laws of the  State of  Delaware  and that it does and will comply in all material respects with the 1940 Act.

         2.8. The Underwriter represents and warrants that it is registered with the SEC under the 1934 Act, as a broker/dealer  and is a member in good standing of the National  Association of Securities Dealers,  Inc. ("NASD"),  and that it shall remain duly  registered  in all material  respects to the extent  required under all applicable  federal and state securities laws and that it will perform its  obligations  for the Trust in compliance in all material  respects with the laws of its state of domicile and any  applicable  state and federal  securities laws, including the 1933 Act, the 1934 Act and the 1940 Act.

         2.9. The Trust  represents and warrants that its  directors,  officers, employees  dealing with the money and/or  securities  of the Trust are and shall continue  to be at all times  covered  by a  blanket  fidelity  bond or  similar coverage  for the  benefit of the Trust in an amount  not less than the  minimum coverage as required by Rule 17g-(1) under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid  blanket fidelity bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

         2.10.  The Company  represents  and warrants that all of its directors, officers,  employees  dealing with the money and/or  securities of the Trust are and shall continue to be covered by a blanket  fidelity bond or similar coverage for the benefit of the Company  and the  Separate  Account in an amount not less than the  minimum  coverage  as  required  by Rule  17g-1  under the 1940 Act or related  provisions  as may be  promulgated  from  time to time.  The  aforesaid blanket  fidelity bond shall include  coverage for larceny and  embezzlement and shall be issued by a reputable bonding company.

         2.11.  The  Underwriter   represents  and  warrants  that  the  Trust's
investment  adviser is and shall  remain duly  registered  under all  applicable federal and state securities laws and that the investment  adviser shall perform its  obligations  for the Trust in compliance in all material  respects with the laws of the State of Kansas  and any  applicable  state and  federal  securities laws.

         2.12.  Each  party  represents  and  warrants  that the  execution  and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly  authorized by all  necessary  corporate,  partnership  or trust action, as applicable, by such party, and, when so executed and delivered, this  Agreement  will  be  the  valid  and  binding  obligation  of  such  party enforceable in accordance with its terms.

                  ARTICLE III. PROSPECTUSES, REPORTS TO SHAREHOLDERS
                               AND PROXY STATEMENTS; VOTING

3.1.  The Trust or its designee  shall  provide the Company with as many printed copies of the Trust's current prospectus and statement of additional information as the Company may reasonably  request.  If requested by the Company, in lieu of providing  printed copies the Trust shall provide  camera-ready film or computer
diskettes   containing  the  Trust's  prospectus  and  statement  of  additional information,  and such other assistance as is reasonably  necessary in order for the  Company  once  each  year  (or more  frequently  if the  prospectus  and/or statement of additional information for the Trust is amended during the year) to have  the  prospectus  for the  Contracts  and the  Trust's  prospectus  printed together in one document,  and to have the  statement of additional  information for the Trust and the  statement of  additional  information  for the  Contracts printed  together  in one  document.  Alternatively,  the  Company may print the
Trust's prospectus and/or its statement of additional information in combination with other  trusts or  companies'  prospectuses  and  statements  of  additional information,  together  with  the  prospectus  and/or  statement  of  additional information for the Contracts.

         3.2.  Except as provided in this Section 3.2., all expenses of printing and distributing  Trust  prospectuses  and statements of additional  information shall  be the  expense  of the  Company.  For  prospectuses  and  statements  of additional  information  provided  by the  Company  to its  existing  owners  of
Contracts in order to update  disclosure  as required by the 1933 Act and/or the
1940 Act, the cost of printing and distributing (including,  but not limited to, postage and handling  costs) shall be borne by the Trust  (regardless of whether such documents are printed together with, or separate from,  other  prospectuses and  statements of  additional  information).  If requested by the Company,  the
Trust will provide  camera-ready  film or computer  diskettes in lieu of printed copies of the Trust's  prospectus and statement of additional  information.  The
Company agrees to provide the Trust or its designee with such information as may be reasonably  requested by the Trust to assure that the Trust's expenses do not include  the cost of printing  any  prospectuses  or  statements  of  additional information  other than those  actually  distributed  to existing  owners of the
Contracts.

         3.3.  The  Trust's   statement  of  additional   information  shall  be
obtainable  from the Trust,  the  Company or such other  person as the Trust may designate, as agreed upon by the parties.

         3.4.  The Trust  shall  provide  the  Company  with copies of its proxy statements,  reports to shareholders (annual and semi-annual reports), and other
communications   (except  for   prospectuses   and   statements   of  additional
information,  which are covered in Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners. The cost of printing and  distributing  (including,  but not limited to, postage and handling costs) such documents shall be borne by the Trust.

         3.5.  If and to the extent required by law the Company shall:

                           (i)   solicit  voting   instructions   from  Contract
                                 owners;

                           (ii)  vote  the  Fund  shares  in   accordance   with
                                 instructions received from Contract owners; and

                           (iii) vote Fund shares for which no instructions have
                                 been  received in the same  proportion as Trust
                                 shares of such Fund for which instructions have
                                 been received,

so long  as and to the  extent  that  the  Securities  and  Exchange  Commission continues to interpret the 1940 Act to require  pass-through  voting  privileges for variable contract owners. The Company reserves the right to vote Fund shares held in any Account in its own right, to the extent  permitted by law. The Trust and the Company shall follow the  procedures,  and shall have the  corresponding
responsibilities,   for  the   handling   of  proxy   and   voting   instruction
solicitations,  as set forth in  Schedule  B attached  hereto  and  incorporated herein by reference.  Participating Insurance Companies shall be responsible for ensuring that each of their separate accounts participating in a Fund calculates voting  privileges  in a manner  consistent  with  the  standards  set  forth on
Schedule B, which  standards  will also be  provided to the other  Participating
Insurance Companies.

         3.6.  The  Trust  will  comply  with  all  provisions  of the  1940 Act requiring  voting by  shareholders,  and in  particular  the Trust  will  either provide  for  annual  meetings  or  comply  with  Section  16(c) of the 1940 Act
(although the Trust is not one of the trusts  described in Section 16(c) of that
Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance  with the Securities and Exchange  Commission's interpretation  of the  requirements  of Section  16(a) with respect to periodic elections of directors and with whatever  rules the  Commission  may  promulgate with respect thereto.

         3.7.  The  Trust  shall  use   reasonable   efforts  to  provide  Trust
prospectuses,   reports  to  shareholders,   proxy  materials  and  other  Trust
communications  (or  camera-ready  equivalents)  to the Company  sufficiently in advance of the  Company's  mailing  dates to enable the Company to complete,  at reasonable cost, the printing, assembling and distribution of the communications in accordance with applicable laws and regulations.

                   ARTICLE IV. SALES MATERIAL AND INFORMATION

         4.1. The Company shall furnish, or shall cause to be furnished,  to the
Underwriter,  each piece of sales  literature or other  promotional  material in which the Trust or the  Underwriter is named,  at least five Business Days prior to its  use.  No  such  material  shall  be used if the  Trust  or its  designee reasonably  objects to such use within five  Business Days after receipt of such material.

         4.2.  The  Company  shall  not  give  any   information   or  make  any
representations  or statements on behalf of the Trust or concerning the Trust in connection  with  the  sale of the  Contracts  other  than  the  information  or representations  contained in the  registration  statement or prospectus for the
Trust,  as  such  registration  statement  and  prospectus  may  be  amended  or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other  promotional  material  approved by the Trust or its designee, except with the permission of the Trust.

         4.3.  The Trust or its  designee  shall  furnish,  or shall cause to be furnished,  to the Company or its  designee,  each piece of sales  literature or other  promotional  material in which the Company or its separate  account(s) or
Contracts  are  named at least  five  Business  Days  prior to its use.  No such material shall be used if the Company or its designee reasonably objects to such use within five Business Days after receipt of such material.

         4.4. The Trust and the  Underwriter  shall not give any  information or make any  representations  on behalf of the Company or  concerning  the Company, each Account,  or the Contracts,  other than the information or  representations contained in a registration  statement or prospectus for the Contracts,  as such registration  statement and prospectus may be amended or supplemented  from time to time, or in published reports for each Account which are in the public domain or  approved by the Company for  distribution  to Contract  owners,  or in sales literature  or  other  promotional  material  approved  by  the  Company  or its designee, except with the permission of the Company.

         4.5. The Trust will  provide to the Company at least one complete  copy
of  all  registration   statements,   prospectuses,   statements  of  additional
information,  reports, proxy statements,  sales literature and other promotional materials,  applications for exemptions, requests for no-action letters, and all amendments  to any of the  above,  that  relate  to  the  Trust  or its  shares, contemporaneously  with the  filing of such  document  with the  Securities  and
Exchange Commission or other regulatory authorities.

         4.6. The Company  will provide to the Trust at least one complete  copy
of  all  registration   statements,   prospectuses,   statements  of  additional
information,  reports,  solicitations for voting instructions,  sales literature and other promotional  materials,  applications for exemptions,  requests for no action  letters,  and all  amendments  to any of the above,  that  relate to the investment in the Trust under the Contracts,  contemporaneously  with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

         4.7. For purposes of this Article IV, the phrase  "sales  literature or other  promotional  material"  includes,  but  is  not  limited  to,  any of the following that refer to the Trust or any affiliate of the Trust:  advertisements
(such as material published,  or designed for use in, a newspaper,  magazine, or other  periodical,  radio,  television,  telephone or tape recording,  videotape display,  signs or billboards,  motion pictures,  or other public media),  sales literature  (I.E.,  any  written  communication  distributed  or made  generally available to customers or the public, including brochures,  circulars,  research reports,  market letters,  form letters,  seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training  materials  or  other  communications  distributed  or  made  generally available  to some or all  agents or  employees,  and  registration  statements, prospectuses,  statements of additional  information,  shareholder  reports, and proxy materials.

                          ARTICLE V. FEES AND EXPENSES

         5.1.  The Trust shall pay no fee or other  compensation  to the Company under this Agreement, except that if the Trust or any Fund adopts and implements a plan pursuant to Rule 12b-1 to finance distribution  expenses or a shareholder servicing plan to finance  investor  services,  then payments may be made to the
Company, or to the underwriter for the Contracts,  or to other service providers if and in amounts agreed upon by the parties.

         5.2.  All  expenses  incident  to  performance  by the Trust under this
Agreement  shall be paid by the  Trust.  The Trust  shall see to it that all its shares are registered and authorized for issuance in accordance  with applicable federal  law  and,  if and to the  extent  deemed  advisable  by the  Trust,  in accordance with applicable  state laws prior to their sale. The Trust shall bear the  expenses for the cost of  registration  and  qualification  of Fund shares, preparation  and filing of the Trust's  prospectus and  registration  statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), distributing the Trust proxy  materials to owners of Contracts,  the  preparation of all statements and notices  required by any federal or state law,  and all taxes on the issuance or transfer of Fund shares.

         5.3. The Company  shall bear the expenses of  distributing  the Trust's prospectus,  proxy  materials  and reports to  prospective  owners of  Contracts issued by the Company.  The expenses of  distributing  such material to existing
Contract owners shall be governed by Section 3.2, 3.4 and Schedule B.

                           ARTICLE VI. DIVERSIFICATION

         6.1.  The Trust will at all times  invest  money from the  Contracts in such a manner  as to ensure  that the  Contracts  will be  treated  as  annuity, endowment or life insurance contracts,  whichever is applicable,  under the Code and the  regulations  issued  thereunder.  Without  limiting  the  scope  of the foregoing,  each Fund has complied and will at all times continue to comply with
Section  817(h) of the Code and  Treasury  Regulation  1.817-5,  relating to the diversification  requirements for variable annuity, endowment, or life insurance contracts and any amendments or other  modifications or successor  provisions to such  Section or  Regulations.  In the event of a breach of this Article VI by a
Fund,  the Trust will take all  reasonable  steps (a) to notify  Company of such breach as promptly as possible and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

         7.1. The Board will monitor the Trust for the existence of any material irreconcilable  conflict  between the  interests of the  contract  owners of all separate accounts  investing in the Trust. An  irreconcilable  material conflict may  arise  for a  variety  of  reasons,  including:  (a) an action by any state insurance  regulatory  authority;  (b) a change in  applicable  federal or state insurance,  tax, or securities laws or regulations,  or a public ruling, private letter  ruling,  no-action or  interpretative  letter,  or any similar action by insurance,  tax, or securities regulatory authorities;  (c) an administrative or judicial  decision  in any  relevant  proceeding;  (d) the  manner  in which the investments  of  any  Fund  are  being  managed;  (e)  a  difference  in  voting instructions  given by Variable Insurance Product owners; or (f) a decision by a
Participating Insurance Company to disregard the voting instructions of contract owners.  The Board shall  promptly  inform the Company if it determines  that an irreconcilable material conflict exists and the implications thereof.

         7.2.  The Company will report any  potential  or existing  conflicts of which it is aware to the Board.  The  Company  will assist the Board in carrying out its responsibilities  under the Shared Funding Exemptive Order, by providing the Board with all  information  reasonably  necessary for the Board to consider any issues raised.  This  includes,  but is not limited to, an obligation by the
Company to inform the Board  whenever  contract  owner voting  instructions  are disregarded.

         7.3. If it is determined  by a majority of the Board,  or a majority of its disinterested members, that a material  irreconcilable  conflict exists, the
Company and other Participating  Insurance Companies shall, at their expense and to the  extent  reasonably  practicable  (as  determined  by a  majority  of the disinterested  directors),  take  whatever  steps  are  necessary  to  remedy or eliminate  the  irreconcilable  material  conflict,  up to  and  including:  (1)
withdrawing  the assets  allocable to some or all of the separate  accounts from the Trust or any Fund and  reinvesting  such  assets in a  different  investment medium,  including (but not limited to) another Fund of the Trust, or submitting the question  whether such  segregation  should be  implemented to a vote of all affected  Contract  owners and, as  appropriate,  segregating  the assets of any appropriate group (I.E.,  annuity contract owners, life insurance policy owners, or variable contract owners of one or more  Participating  Insurance  Companies)
that votes in favor of such  segregation,  or offering to the affected  contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

         7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority  position or would  preclude a majority  vote, the Company may be required,  at the Trust's  election,  to withdraw the affected  Account's investment  in the Trust and  terminate  this  Agreement  with  respect  to such
Account (at the Company's expense);  provided,  however that such withdrawal and termination  shall be limited to the extent  required by the foregoing  material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

         7.5. If a material  irreconcilable conflict arises because a particular state insurance  regulator's  decision  applicable to the Company conflicts with the  position of the majority of other state  regulators,  then the Company will withdraw the  affected  Account's  investment  in the Trust and  terminate  this
Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined  that such decision has created an irreconcilable  material conflict;  provided,  however, that such withdrawal and termination  shall be limited to the extent  required by the foregoing  material irreconcilable conflict as determined by a majority of the disinterested members of the Board.  Until the end of the foregoing six month period,  the Underwriter and Trust shall  continue to accept and implement  orders by the Company for the purchase (and redemption) of shares of the Trust.

         7.6.  For  purposes of Sections  7.3 through 7.6 of this  Agreement,  a majority of the  disinterested  members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be  required to  establish a new funding  medium for the
Contracts.  The Company  shall not be required by Section 7.3 to establish a new funding  medium for the Contracts if an offer to do so has been declined by vote
of  a  majority  of  Contract  owners  materially   adversely  affected  by  the
irreconcilable material conflict.

         7.7. If and to the extent that Rule 6e-2 and Rule  6e-3(T) are amended, or Rule 6e-3 is adopted,  to provide  exemptive relief from any provision of the
1940 Act or the rules  promulgated  thereunder  with  respect to mixed or shared funding  (as  defined  in the  Shared  Funding  Exemptive  Order)  on terms  and conditions  materially  different  from those  contained  in the Shared  Funding
Exemptive  Order,  then  (a)  the  Trust  and/or  the  Participating   Insurance
Companies,  as appropriate,  shall take such steps as may be necessary to comply with Rules 6e-2 and  6e-3(T),  as amended,  and Rule 6e-3,  as  adopted,  to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and  conditions  substantially  identical to such Sections are contained in such
Rule(s) as so amended or adopted.

                          ARTICLE VIII. INDEMNIFICATION

         8.1.  INDEMNIFICATION BY THE COMPANY

         8.1(a) The Company  agrees to indemnify and hold harmless the Trust and each  member  of the Board and each  officer  and  employee  of the  Trust,  the
Underwriter and each director, officer and employee of the Underwriter, and each person, if any, who controls the Trust, or the Underwriter within the meaning of
Section  15  of  the  1933  Act  (collectively,  an  "Indemnified  Parties"  and individually, "Indemnified Party," for purposes of this Section 8.1) against any and  all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in settlement  with the written  consent of the Company) or  litigation  (including legal and other expenses),  to which the Indemnified  Parties may become subject under any  statute,  regulation,  at common  law or  otherwise,  insofar as such losses,  claims,  damages,  liabilities,  or  expenses  (or  actions  in respect thereof) or settlements are related to the sale or acquisition of Fund shares or the Contracts and:

                           (i)  arise  out  of or  are  based  upon  any  untrue
                                    statements or alleged  untrue  statements of
                                    any   material   fact   contained   in   the
                                    registration   statement  or  prospectus  or
                                    statement of additional  information for the
                                    Contracts or  contained in the  Contracts or
                                    sales  literature  for the Contracts (or any
                                    amendment  or   supplement  to  any  of  the
                                    foregoing),  or  arise  out of or are  based
                                    upon the omission or the alleged omission to
                                    state therein a material fact required to be
                                    stated  therein  or  necessary  to make  the
                                    statements therein not misleading,  provided
                                    that this  agreement to indemnify  shall not
                                    apply  as to any  Indemnified  Party if such
                                    statement   or  omission  or  such   alleged
                                    statement  or omission  was made in reliance
                                    upon  and  in  conformity  with  information
                                    furnished  to the Company by or on behalf of
                                    the  Trust  for  use  in  the   registration
                                    statement  or  prospectus  or  statement  of
                                    additional  information for the Contracts or
                                    in the Contracts or sales literature (or any
                                    amendment or  supplement)  or otherwise  for
                                    use  in  connection  with  the  sale  of the
                                    Contracts or Trust shares; or

                           (ii)  arise  out of or as a result of  statements  or
                                    representations  (other than  statements  or
                                    representations     contained     in     the
                                    registration     statement,      prospectus,
                                    statement of additional information or sales
                                    literature  of the Trust not supplied by the
                                    Company,  or persons  under its  control and
                                    other  than  statements  or  representations
                                    authorized by the Trust or the  Underwriter)
                                    or  unlawful   conduct  of  the  Company  or
                                    persons  under its control,  with respect to
                                    the sale or distribution of the Contracts or
                                    Trust shares; or

                           (iii)   arise  out  of  or  result  from  any  untrue
                                    statement or alleged  untrue  statement of a
                                    material  fact  contained in a  registration
                                    statement,    prospectus,    statement    of
                                    additional  information or sales  literature
                                    of the  Trust or any  amendment  thereof  or
                                    supplement   thereto  or  the   omission  or
                                    alleged omission to state therein a material
                                    fact  required  to  be  stated   therein  or
                                    necessary to make the statements therein not
                                    misleading  if such a statement  or omission
                                    was made in reliance  upon and in conformity
                                    with  information  furnished to the Trust by
                                    or on behalf of the Company; or

                           (iv) arise as a result of any material failure by the
                                    Company to provide the  services and furnish
                                    the  materials   under  the  terms  of  this
                                    Agreement; or

                           (v) arise out of or result from any  material  breach
                                    of any  representation  or warranty  made by
                                    the Company in this  Agreement  or arise out
                                    of or result from any other material  breach
                                    of this Agreement by the Company, as limited
                                    by and in accordance  with the provisions of
                                    Sections 8.1(b) and 8.1(c) hereof.

         8.1(b).  The  Company  shall not be liable  under this  indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or  assessed  against an  Indemnified  Party as such may arise from the willful  misfeasance,  bad faith, or gross  negligence on the part of any of the
Indemnified  Parties in the  performance  of such Party's duties or by reason of such Party's reckless disregard of obligations or duties under this Agreement.

         8.1(c).  The  Company  shall not be liable  under this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such  Indemnified  Party shall have  notified  the  Company in writing  within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated  agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the  Indemnified  Party  against whom such action is brought  otherwise  than on account of this  indemnification  provision.  In case any such action is brought against the Indemnified  Parties,  the Company shall be entitled to participate, at its own  expense,  in the defense of such  action.  The Company also shall be entitled to assume the defense thereof, with counsel reasonably  satisfactory to the party  named in the action.  After  notice from the Company to such party of the Company's  election to assume the defense  thereof,  the  Indemnified  Party shall bear the fees and expenses of any additional  counsel  retained by it, and the Company will not be liable to such party under this  Agreement for any legal
or  other  expenses   subsequently  incurred  by  such  party  independently  in
connection   with  the  defense   thereof   other  than   reasonable   costs  of
investigation.

         8.1(d). The Indemnified Parties will promptly notify the Company of the commencement  of any litigation or proceedings  against them in connection  with the  issuance or sale of the Trust shares or the  Contracts or the  operation of the Trust.

         8.2.  INDEMNIFICATION BY THE UNDERWRITER

         8.2(a).  The  Underwriter  agrees to  indemnify  and hold  harmless the
Company and each of its  directors,  officers and employees and each person,  if any, who  controls the Company  within the meaning of Section 15 of the 1933 Act
(collectively,  an "Indemnified Parties" and individually,  "Indemnified Party,"
for purposes of this Section 8.2) against any and all losses,  claims,  damages, liabilities  (including  amounts paid in settlement  with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the
Indemnified  Parties  may become  subject  under any  statute,  at common law or otherwise,  insofar as such losses, claims, damages, liabilities or expenses (or actions  in  respect  thereof)  or  settlements  are  related  to  the  sale  or acquisition of shares of a Fund or the Contracts and:

                           (i)  arise  out  of or  are  based  upon  any  untrue
                  statement or alleged  untrue  statement  of any material  fact contained in the registration statement, prospectus, statement of additional information or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged  omission to state therein a material fact required to be stated therein or necessary to make the  statements  therein not  misleading, provided that this  agreement to indemnify  shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity  with  information  furnished to the Trust by or on behalf of the Company for use in the  registration  statement, prospectus,  statement of additional information for the Trust or in sales  literature  (or any amendment or  supplement)  or otherwise for use in connection with the sale of the Contracts or Fund shares; or

                           (ii)  arise  out of or as a result of  statements  or
                  representations  (other  than  statements  or  representations contained in the registration statement, prospectus, statement
                  of  additional   information  or  sales   literature  for  the
                  Contracts  not  supplied  by the  Trust or  persons  under its
                  control   and  other  than   statements   or   representations
                  authorized  by the Company) or unlawful  conduct of the Trust,
                  Underwriter(s)  or Underwriter or persons under their control, with respect to the sale or  distribution  of the Contracts or
                  Fund shares; or

                           (iii)  arise  out of or as a  result  of  any  untrue
                  statement  or alleged  untrue  statement  of a  material  fact contained in a registration statement,  prospectus,  statement of additional  information  or sales  literature  covering the
                  Contracts,  or any amendment thereof or supplement thereto, or the omission or alleged  omission to state  therein a material fact  required to be stated  therein or  necessary to make the statement  or  statements  therein  not  misleading,  if  such statement  or omission was made in reliance  upon  information furnished to the Company by or on behalf of the Trust; or

                           (iv) arise as a result of any material failure by the
                  Trust to provide the services and furnish the materials  under the terms of this Agreement, or

                           (v) arise out of or result from any  material  breach
                  of any  representation  and/or  warranty  made by the Trust or
                  Underwriter  in this  Agreement or arise out of or result from
                  any  other   material   breach  of  this   Agreement   by  the
                  Underwriter;   as  limited  by  and  in  accordance  with  the
                  provisions of Sections 8.2(b) and 8.2(c) hereof.

         8.2(b). The Underwriter shall not be liable under this  indemnification
provision  with  respect  to  any  losses,  claims,  damages,   liabilities,  or
litigation  incurred or assessed against an Indemnified  Party as such may arise from the willful misfeasance,  bad faith, or gross negligence on the part of any of the  Indemnified  Parties in the  performance  of such  Party's  duties or by reason of such Party's  reckless  disregard of obligations and duties under this
Agreement.

         8.2(c). The Underwriter shall not be liable under this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such  Indemnified  Party shall have notified the Underwriter in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated  agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought
against  the  Indemnified   Parties,   the  Underwriter   will  be  entitled  to
participate,  at its own expense,  in the defense thereof.  The Underwriter also shall be  entitled  to assume  the  defense  thereof,  with  counsel  reasonably satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's  election to assume the defense thereof,  the
Indemnified  Party shall bear the fees and  expenses of any  additional  counsel retained by it, and the Underwriter  will not be liable to such party under this
Agreement for any legal or other  expenses  subsequently  incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.2(d).  The Company agrees  promptly to notify the  Underwriter of the commencement of any litigation or proceedings  against it or any of its officers or directors  in  connection  with the issuance or sale of the  Contracts or the operation of each Account.

         8.3.  INDEMNIFICATION BY THE TRUST

         8.3(a).  The Trust agrees to indemnify  and hold  harmless the Company, and each of its directors and officers and each person, if any, who controls the
Company  within  the  meaning  of  Section  15  of  the  1933  Act  (hereinafter collectively,  the "Indemnified Parties" and individually,  "Indemnified Party,"
for purposes of this Section 8.3) against any and all losses,  claims,  damages, liabilities  (including  amounts paid in settlement  with the written consent of the  Trust) or  litigation  (including  legal and other  expenses)  to which the
Indemnified  Parties  may become  subject  under any  statute,  at common law or otherwise,  insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof,  and are related to the operations of the Trust and:

                           (i) arise as a result of any material  failure by the
                  Trust to provide the services and furnish the materials  under the terms of this Agreement; or

                           (ii) arise out of or result from any material  breach
                  of any  representation  and/or  warranty  made by the Trust in this  Agreement  or arise  out of or  result  from  any  other material breach of this Agreement by the Trust;

         8.3(b).  The  Trust  shall  not be liable  under  this  indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred  or  assessed  against  an  Indemnified  Party as may  arise  from such
Indemnified Party's willful  misfeasance,  bad faith, or gross negligence in the performance of such Indemnified  Party's duties or by reason of such Indemnified
Party's reckless disregard of obligations and duties under this Agreement.

         8.3(c).  The  Trust  shall  not be liable  under  this  indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such  Indemnified  Party  shall  have  notified  the Trust in  writing  within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Party (or after such Indemnified Party shall have received notice of such service on any  designated  agent),  but failure to notify the Trust of any such claim shall not relieve the Trust from any  liability  which it may have to the  Indemnified  Party  against whom such action is brought  otherwise  than on account of this  indemnification  provision.  In case any such action is brought against the Indemnified Parties,  the Trust will be entitled to participate,  at its own  expense,  in the defense  thereof.  The Trust also shall be entitled to assume the defense thereof,  with counsel  reasonably  satisfactory to the party named in the  action.  After  notice from the Trust to such party of the Trust's election to assume the defense  thereof,  the  Indemnified  Party shall bear the fees and expenses of any additional  counsel  retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

         8.3(d).  The  Company  agrees  promptly  to  notify  the  Trust  of the commencement  of  any  litigation  or  proceedings  against  it or  any  of  its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts,  with respect to the operation of either  Account,  or the sale or acquisition of shares of the Trust.

                           ARTICLE IX. APPLICABLE LAW

         9.1.  This  Agreement  shall be  construed  and the  provisions  hereof interpreted  under and in accordance with the  substantive  laws of the State of
Delaware.

         9.2.  This  Agreement  shall be subject to the  provisions of the 1933,
1934 and 1940  Acts,  and the  rules and  regulations  and  rulings  thereunder, including such  exemptions  from those  statutes,  rules and  regulations as the
Securities and Exchange Commission may grant (including, but not limited to, the
Shared Funding  Exemptive  Order) and the terms hereof shall be interpreted  and construed in accordance therewith.

                             ARTICLE X. TERMINATION

         10.1.  This Agreement shall continue in full force and effect until the first to occur of:

         (a)      termination  by any party for any  reason by one  hundred  and eighty  (180) days  advance  written  notice  delivered to the other parties; or

         (b)      termination  by the Company by written notice to the Trust and the  Underwriter  with  respect  to any  Fund  based  upon the
                  Company's  determination  that  shares  of such  Fund  are not
                  reasonably   available  to  meet  the   requirements   of  the
                  Contracts; or

         (c)      termination  by the Company by written notice to the Trust and the  Underwriter  with respect to any Fund in the event any of the  Fund's  shares  are  not  registered,  issued  or sold in accordance  with  applicable  state and/or federal law or such law  precludes  the  use of  such  shares  as  the  underlying investment  media of the  Contracts  issued or to be issued by the Company; or

         (d)      termination  by the Company by written notice to the Trust and the  Underwriter  in the event that any Fund ceases to qualify as a Regulated  Investment  Company under  Subchapter M of the
                  Code or under any  successor or similar  provision,  or if the
                  Company  reasonably  believes  that  any  Fund  may fail to so qualify; or

         (e)      termination  by the Company by written notice to the Trust and the  Underwriter  in the event that any Fund fails to meet the diversification requirements specified in Article VI hereof or if the Company  reasonably  believes that any Fund may fail to meet such diversification requirements; or

         (f)      termination  by the Trust by written  notice to the Company if the Trust shall determine,  in its sole judgment  exercised in good faith,  that the Company and/or its affiliated  companies has  suffered  a  material  adverse  change  in its  business, operations, financial condition or prospects since the date of
                  this   Agreement  or  is  the  subject  of  material   adverse
                  publicity, or

         (g)      termination  by the Company by written notice to the Trust and the Underwriter,  if the Company shall determine,  in its sole judgment exercised in good faith, that either the Trust or the
                  Underwriter  has  suffered  a material  adverse  change in its business,  operations,  financial condition or prospects since the  date of this  Agreement  or is the  subject  of  material adverse publicity; or

         10.2.  Notwithstanding  any  termination of this  Agreement,  the Trust shall,  at the option of the  Company,  continue  to make  available  additional shares of the Trust pursuant to the terms and conditions of this Agreement,  for all Contracts in effect on the effective  date of  termination of this Agreement
(hereinafter  referred  to  as  "Existing,  Contracts").  Specifically,  without limitation,  the owners of the Existing  Contracts  shall be permitted to direct reallocation of investments in the Trust, redemption of investments in the Trust and  investment  in the Trust upon the making of  additional  purchase  payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any  terminations  under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

         10.3.  The Company  shall not redeem Trust shares  attributable  to the
Contracts (as distinct from Trust shares  attributable  to the Company's  assets held in the  Account)  except  (i) as  necessary  to  implement  Contract  Owner initiated or approved transactions,  or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general  application
(hereinafter  referred  to as a  "Legally  Required  Redemption")  or  (iii)  as
permitted  by an order of the  Securities  and Exchange  Commission  pursuant to
Section 26(b) of the 1940 Act. Upon request,  the Company will promptly  furnish to the Trust the  opinion of counsel  for the Company  (which  counsel  shall be reasonably satisfactory to the Trust) to the effect that any redemption pursuant to clause (ii) above is a Legally Required  Redemption.  Furthermore,  except in cases where  permitted  under the terms of the Contracts,  the Company shall not prevent  Contract Owners from  allocating  payments to a Fund that was otherwise available  under the  Contracts  without  first  giving  the Trust 90 days prior written notice of its intention to do so.

         10.4  Notwithstanding  any termination of this Agreement,  each party's obligations under Article VIII shall survive.

                               ARTICLE XI. NOTICES

         Any  notice  shall be  sufficiently  given when sent by  registered  or certified  mail to the other  party at the address of such party set forth below or at such other  address as such party may from time to time specify in writing to the other party.

         If to the Trust:
                  Rydex Variable Trust
                  6116 Executive Boulevard, Suite 400
                  Rockville, MD  20852

         If to Underwriter:
                  Rydex Distributors, Inc.
                  6116 Executive Boulevard, Suite 400
                  Rockville, MD  20852

         If to the Company:
                  Security Benefit Life Insurance Company
                  Attention:  General Counsel
                  700 SW Harrison
                  Topeka, Kansas 66636

                           ARTICLE XII. MISCELLANEOUS

         12.1.  All  persons  dealing  with the Trust  must  look  solely to the property  of the Trust for the  enforcement  of any claims  against the Trust as neither  the  Board,  officers,  agents  or  shareholders  assume  any  personal liability for obligations entered into on behalf of the Trust.

         12.2.  Subject to the  requirements  of legal  process  and  regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the  Contracts  and all  information  reasonably  identified as confidential  in writing by any other party  hereto and,  except as permitted by this  Agreement,  shall not  disclose,  disseminate  or  utilize  such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

         12.3.  The captions in this  Agreement are included for  convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         12.4.  This  Agreement  may be executed  simultaneously  in two or more counterparts,  each of which taken  together  shall  constitute one and the same instrument.

         12.5. If any provision of this Agreement  shall be held or made invalid by a court decision,  statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         12.6.  Each party hereto shall  cooperate with each other party and all
appropriate   governmental   authorities   (including   without  limitation  the
Securities  and Exchange  Commission,  the National  Association  of  Securities
Dealers  and state  insurance  regulators)  and shall  permit  such  authorities reasonable  access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions  contemplated  hereby.
Notwithstanding  the  generality  of the  foregoing,  each party hereto  further agrees to furnish the California Insurance  Commissioner with any information or reports in connection  with services  provided under this  Agreement  which such
Commissioner may request in order to ascertain whether the insurance  operations of the Company are being  conducted in a manner  consistent  with the California
Insurance Regulations and any other applicable law or regulations.

         12.7. The rights,  remedies and obligations contained in this Agreement are  cumulative  and  are in  addition  to any  and  all  rights,  remedies  and obligations at law or in equity,  which the parties hereto are entitled to under state and federal laws.

         12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party  without the prior  written  consent of all parties hereto; provided,  however, that an Underwriter may assign its rights under this
Agreement (but not its  obligations) to any affiliate of or company under common control with the Underwriter.

         IN  WITNESS  WHEREOF,  each  of the  parties  hereto  has  caused  this
Agreement  to be executed  in its name and on its behalf by its duly  authorized representative  and its  seal to be  hereunder  affixed  hereto  as of the  date specified above.

COMPANY

By:      ELLIOTT SHIFMAN
         --------------------------------

RYDEX VARIABLE TRUST

By:      ALBERT P. VIRAGH
         --------------------------------
         Albert P. Viragh
         President

RYDEX DISTRIBUTORS, INC.

By:      ALBERT P. VIRAGH
         --------------------------------
         Albert P. Viragh
         President

                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

         Shares of the Funds of the Trust shall be made available as investments for the following Separate Accounts:

        NAME OF SEPARATE ACCOUNT AND          FORM NUMBER AND NAME OF CONTRACT
   DATE ESTABLISHED BY BOARD OF DIRECTORS        FUNDED BY SEPARATE ACCOUNT

SBL Variable Annuity Account XIV              V6029
June 26, 2000

                FUNDS OF THE TRUST AVAILABLE UNDER THE AGREEMENT

OTC
Arktos
Nova
Ursa
Large Cap Europe
Large Cap Japan
Rydex Banking
Rydex Basic  Materials
Rydex Biotechnology
Rydex Consumer Products
Rydex Electronics
Rydex Energy
Rydex Energy Services
Rydex Financial Services
Rydex Health Care
Rydex Internet
Rydex Leisure
Rydex Precious Metals
Rydex Retailing
Rydex Technology
Rydex Telecommunications
Rydex Transportation
Rydex Utilities

                                   SCHEDULE B

                             PROXY VOTING PROCEDURES

The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting  instructions  relating to the Trust. The defined terms  herein shall have the meanings  assigned in the  Participation  Agreement except that the term "Company"  shall also include the department or third party assigned by the Company to perform the steps delineated below.

1        The proxy  proposals  are given to the Company by the Trust as early as possible before the date set by the Trust for the  shareholder  meeting to enable the Company to consider and prepare for the  solicitation  of voting  instructions from owners of the Contracts and to facilitate the establishment  of  tabulation  procedures.  At this time the Trust will inform the Company of the Record,  Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

2        Promptly  after the Record Date, the Company will perform a "tape run", or other activity,  which will generate the names, addresses and number of units which are attributed to each contract  owner/policyholder (the
         "Customer") as of the Record Date. Allowance should be made for account adjustments  made after  this date that could  affect the status of the
         Customers' accounts as of the Record Date.

         Note:  The number of proxy  statements is determined by the  activities described  in this Step #2. The  Company  will use its best  efforts to call in the number of Customers to the Trust , as soon as possible, but no later than two weeks after the Record Date.

3        The Trust's  Annual Report must be sent to each Customer by the Company either  before or  together  with the  Customers'  receipt  of  voting, instruction  solicitation  material.  The Trust will  provide  the last
         Annual  Report to the  Company  pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4        The text and  format  for the  Voting  Instruction  Cards  ("Cards"  or
         "Card") is provided to the Company by the Trust.  The  Company,  at the
         Trust's expense,  shall produce and personalize the Voting  Instruction
         Cards.  The Trust or its  affiliate  must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

         a        name (legal name as found on account registration)
         b        address
         c        Trust or account number
         d        coding to state number of units
         e        individual Card number for use in tracking and verification of votes (already on Cards as printed by the Trust).

(This and  related  steps may occur  later in the  chronological  process due to possible uncertainties relating to the proposals.)

5        During  this time,  the Trust  will  develop,  produce  and pay for the
         Notice of Proxy and the Proxy  Statement  (one  document).  Printed and folded  notices and  statements  will be sent to Company for  insertion into envelopes  (envelopes  and return  envelopes are provided and paid for by the  Trust).  Contents  of  envelope  sent to  Customers  by the
         Company will include:

         a        Voting Instruction Card(s)
         b        one proxy notice and statement (one document)
         c        return envelope  (postage  pre-paid by the Trust) addressed to the Company or its tabulation agent
         d        "urge buckslip" - optional, but recommended. (This is a small, single  sheet  of paper  that  requests  Customers  to vote as quickly as possible and that their vote is important. One copy will be supplied by the Trust.)
         e        cover letter - optional,  supplied by Company and reviewed and approved in advance by the Trust

6        The above contents should be received by the Company  approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure  correctness and completeness. Copy of this approval sent to the Trust.

7        Package mailed by the Company.
         *        The Trust  must allow at least a 15-day  solicitation  time to
                  the   Company  as  the   shareowner.   (A  5-week   period  is
                  recommended.) Solicitation time is calculated as calendar days from (but NOT including,) the meeting, counting backwards.

8        Collection  and  tabulation of Cards begins.  Tabulation  usually takes place in another  department  or another  vendor  depending  on process used.  An often used  procedure is to sort Cards on arrival by proposal into vote  categories  of all yes, no, or mixed  replies,  and to begin data entry. Tabulation costs shall be borne by the Trust.

         Note:   Postmarks  are  not  generally  needed.  A  need  for  postmark information would be due to an insurance  company's  internal procedure and has not been required by the Trust in the past.

9        Signatures on Card checked  against legal name on account  registration which was printed on the Card.

         Note: For Example, if the account registration is under "John A. Smith,
         Trustee,"  then that is the exact  legal name to be printed on the Card and is the signature needed on the Card.

10       If Cards are  mutilated,  or for any  reason are  illegible  or are not signed  properly,  they are sent back to Customer  with an  explanatory letter and a new Card and return  envelope.  The mutilated or illegible
         Card is  disregarded  and considered to be NOT RECEIVED for purposes of vote tabulation. Any Cards that have been "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified,"  i.e.,  examined as to why they did not complete the system.  Any questions on those Cards are usually remedied individually.

11       There are various control  procedures used to ensure proper  tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first  arrive into  categories  depending  upon their vote;  an  estimate  of  how  the  vote  is  progressing  may  then  be calculated.  If the  initial  estimates  and  the  actual  vote  do not coincide,  then an internal  audit of that vote should occur.  This may entail a recount.

12       The actual tabulation of votes is done in units which is then converted
         to  shares.   (It  is  very  important  that  the  Trust  receives  the
         tabulations  stated in terms of a percentage and the number of SHARES.)
         The Trust must review and approve tabulation format.

13       Final  tabulation  in shares is  verbally  given by the  Company to the
         Trust on the morning of the  meeting not later than 10:00 a.m.  Eastern time.  The Trust may request an earlier  deadline if reasonable  and if required to calculate the vote in time for the meeting.

14       A  Certification  of Mailing and  Authorization  to Vote Shares will be required  from the  Company  as well as an  original  copy of the final vote. The Trust will provide a standard form for each Certification.

15       The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, the Trust will be permitted reasonable access to such Cards.

16       All approvals and "signing-off' may be done orally,  but must always be followed up in writing.